UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

GridIron BioNutrients, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55852

(Commission File Number)

36-4797193

(IRS Employer Identification No.)

1119 West 1st Ave., Ste. G

Spokane, Washington 99021

(Address of principal executive offices)(Zip Code)

(800) 570-0438

Registrant’s telephone number, including area code

My Cloudz, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change to GridIron BioNutrients, Inc.

Effective November 28, 2017, the board of directors and the stockholders of the majority of voting power of My Cloudz, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from “My Cloudz, Inc.” to “GridIron BioNutrients, Inc.” A Certificate of Amendment to the Articles of Incorporation effecting the change of name of the Company was filed with the Secretary of State of the State of Nevada effective November 27, 2017. The Financial Industry Regulatory Authority, Inc. recognized the name change effective December 18, 2017. Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the name change became effective February 21, 2018.

Item 8.01 Other Events.

New Ticker Symbol and New CUSP Number

Effective December 18, 2017, the new ticker symbol of the Company is “GMVP”.

The new CUSIP number for the shares of common of common stock of the Company, under the name GridIron BioNutrients, Inc., is 39809D102.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GridIron BioNutrients, Inc.

Date: February 21, 2018	By:	/s/ Timothy Orr
	Name:	Timothy Orr
	Title:	President (principal executive officer, principal accounting officer and principal financial officer)

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